                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                        Securities and Exchange Act of 1934




Date of Report (Date of earliest event reported)     March 5, 1998
                                                ------------------------------



                  INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION
------------------------------------------------------------------------------
              (Exact name of Registrant as specified in its Charter)



                                     DELAWARE
------------------------------------------------------------------------------
                  (State of other jurisdiction of incorporation)



0-16753                                 58-1722085
--------------------------------        --------------------------------------
Commission File No.                     I.R.S. Employer Identification



130 Cedar Street, New York, NY          10006
--------------------------------        --------------------------------------
Address of principal                             Zip Code
executive offices



(212) 306-6100
--------------------------------
Registrant's telephone number,
including area code

ITEM 6.   Resignation of Registrant's Directors.

     On March 5, 1998, Harry Markovits, a Director of the Registrant ( the "Company") resigned his position as a Director of the Company. Mr. Markovits will continue as a financial consultant to the Company.

     He does not have any disagreement with the Company's operations, policies or practices and/or its financial statements.

     Annexed hereto and made a part hereof, and marked Exhibit I, is a copy of Mr. Markovits' resignation.,



                                      EXHIBITS

              1)   Copy of Harry Markovits' letter of resignation.


                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   New York, New York
         March 5, 1998

                                   INFORMATION MANAGEMENT
                                   TECHNOLOGIES CORPORATION
                                   IMTECH
                                   -------------------------------------
                                        (Registrant)



                                   /s/ Joseph Gitto
                                   -------------------------------------
                                   JOSEPH GITTO
                                   President

To:  Board of Directors of

Information Management Technologies Corporation

("IMTECH" or the "COMPANY")




Dated:         As of March 5, 1998


Gentlemen:

     The undersigned, Harry Markovits, a Director of the Company, voluntarily resigned his position as a Director of IMTECH. I will continue as a financial consultant of the Company.

     I do not have any disagreement with the Company on any matter relating to the operations, policies or practices, and have no disagreement with the financial and other reporting of the Company as required by SEC regulations.

                                   Very truly yours,

                                   /s/ Harry Markovits
                                   Harry Markovits